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UNITED STATES
SECURITIES AND CHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21553
ING Global Equity Dividend and Premium Opportunity Fund
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)
The Corporation Trust Company, 1209 Orange
Street, Wilmington, DE 19801
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	February 28

Date of reporting period:	August 31, 2009

Semi-Annual Report

August 31, 2009

ING Global Equity Dividend and
Premium Opportunity Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Dear Shareholder,

ING Global Equity Dividend and Premium Opportunity Fund (the “Fund”) is a non-diversified, closed-end management investment company whose shares are traded on the New York Stock Exchange under the symbol “IGD.” The primary objective of the Fund is to provide a high level of income, with a secondary objective of capital appreciation.

The Fund seeks to achieve its objectives by investing in a portfolio of global common stocks that have a history of attractive dividend yields and employing an option strategy of writing call options on a portion of the equity portfolio. The Fund buys out of the money put options on selected indices to partially protect portfolio value from significant market declines and also partially hedges currency exposure to reduce volatility of total return.

For the six month period ended August 31, 2009, the Fund made monthly total distributions of $0.94 per share, including a return of capital of $0.64 per share.

Based on net asset value (“NAV”), the Fund provided a total return of 31.15% for the six month period ended August 31, 2009.(1) This NAV return reflects an increase in its NAV from $9.81 on February 28, 2009 to $11.78 on August 31, 2009, including the reinvestment of $0.94 per share in monthly total distributions, including a return of capital of $0.64 per share. Based on its share price, the Fund provided a total return of 72.55% for the six month period ended August 31, 2009.(2) This share price return reflects an increase in its share price from $8.14 on February 28, 2009 to $12.86 on August 31, 2009, including the reinvestment of $0.94 per share in monthly total distributions, including a return of capital of $0.64 per share.

The global equity markets have witnessed a challenging and turbulent period. Please read the Market Perspective and Portfolio Managers’ Report for more information on the market and the Fund’s performance.

At ING Funds our mission is to set the standard in helping our clients manage their financial future. We seek to assist you and your financial advisor by offering a range of global investment solutions. We invite you to visit our website at www.ingfunds.com. Here you will find information on our products and services, including current market data and fund statistics on our open- and closed-end funds. You will see that we offer a broad variety of equity, fixed income and multi-asset funds that aim to fulfill a variety of investor needs.

We thank you for trusting ING Funds with your investment assets, and we look forward to serving you in the months and years ahead.

Sincerely,

Shaun P. Mathews
President & Chief Executive Officer
ING Funds
October 9, 2009

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or the Fund’s Shareholder Service Department at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)	Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

(2)	Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

Market Perspective:  Six Months Ended August 31, 2009

Our previous fiscal year ended with stock markets on a seemingly inexorable march lower with governments and central banks unable to do anything to improve the outlook. Nine days into March, global equities in the form of the MSCI World® Index(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), had dropped nearly 22% for the calendar year to date touching the previous cycle lows of late 2002. From that point however, markets recovered abruptly, surging to a gain of 38% for the fiscal half-year. In currencies, the dollar resumed a weakening trend, losing 11.3% to the euro, 4.7% against the yen and 12.4% against the pound.

The reasons for the resurgence of equities after March 9, 2009 are hard to pin down. Policy initiatives referred to in our last annual report did help sentiment, despite some skepticism. A Public-Private Investment Program was developed to loosen credit by buying enormous volumes of distressed loans and toxic assets from banks, recipients of large capital infusions under the Troubled Asset Relief Program (“TARP”). The Federal Reserve would buy more agency mortgage-backed securities plus up to $300 billion in longer dated Treasuries to push mortgage interest rates lower. Another $750 billion beyond TARP would be made available. A $75 billion plan would cut mortgage payments for struggling homeowners. The president’s first budget projected a $1.75 trillion deficit!

There were other morale-boosting catalysts like troubled Citigroup’s claim on March 10 that the year 2009 had been profitable so far. More generally, the economic reports from which markets seemed to be taking heart were only improving weakly and erratically. Nonetheless they were soon being referred to as “green shoots” and they continued to appear and in some cases grow throughout the half-year.

In housing, the Standard & Poor’s (“S&P”) /Case-Shiller National U.S. Home Price Index(2) of house prices in 20 cities sank a record 19% year-over-year in January. But from there the declines moderated to 15.4% in June and showed the first quarterly increase in three years. By July 2009, sales of existing homes had risen to a 5.24 million annual rate, the most since before Lehman Brothers collapsed, while new home sales were the highest in four years.

In the field of jobs and wages, a lone (albeit welcome) green shoot emerged in the final employment report of the six-month period, where July 2009 payrolls fell by 247,000. This was less than half of the 599,000 job losses reported for January 2009 at the end of our last fiscal year. This shoot seemed to be on its own however, as the unemployment rate, at 9.4%, is probably still on the rise, while hourly wage growth continues to languish.

In other news, the fall in second quarter gross domestic product (“GDP”) was estimated at 1.0% annualized, much better than the first quarter’s 5.5%. General Motors and Chrysler went into bankruptcy but came out faster than most people thought possible and evidently in much more competitive shape. The well-publicized “cash for clunkers” scheme boosted consumer spending and allowed some idled auto manufacturing plants to re-open.

The fiscal half-year ended then, with most investors feeling that the worst of the crisis had probably passed, yet fearful of what the world would look like after the stimulus money ran out.

U.S. equities, represented by the S&P 500® Index(3) including dividends, returned 40.5% in the six months ending August 31, 2009. As with stock markets generally, March 9, 2009, marked the low point for the index, closing at September 1996 levels. Operating profits for S&P 500® Index companies suffered their eighth straight quarter of decline, but from March 9, 2009, investors only had eyes for green shoots and from there the market returned 52.6%, led by financials, which soared 137.6%. This remarkable advance was accompanied by a reduction in volatility to pre-Lehman levels, but nerves could still be jarred on any given day by a negative data point. A possible glimpse into a post-stimulus world came on August 17, 2009 when the S&P 500® Index (and other global indices) fell by over 2% in response to a 6% drop in the Chinese stock market, due in part to mounting concerns over the curtailment of stimulative bank lending.

In international markets, the MSCI Japan® Index(4) rose 29.1% for the six months through August 31, 2009. The slump in exports stabilized during the period, and this plus government stimulus caused a rise in GDP of 0.9% in the second quarter of 2009 after a contraction of 3.1% in the first. But this may be temporary as wages, prices and retail sales are falling at historically fast rates and unemployment has reached a record 5.7%. The MSCI Europe ex UK® Index(5) jumped 41.4%. Despite a bigger than expected drop in GDP of 2.5% in the first quarter and the first annual decline in consumer prices

Market Perspective:  Six Months Ended August 31, 2009

for 48 years, confidence proved resilient. The European Central Bank cut rates to 1% and offered to lend unlimited amounts to banks at this rate. By the end of our fiscal half-year, France and Germany were reporting GDP growth for the second quarter and prices were almost stable. Again however, can this last? The MSCI UK® Index(6) added 32.4%. The Bank of England reduced rates to 0.5%, the lowest since it was founded in 1694, and embarked on the world’s most aggressive program of quantitative easing. The UK suffered its worst recorded annual slump in GDP: 4.9%. But by the end of August, the quarterly fall had moderated to 0.7%, while consumer confidence, purchasing managers’ indices and even house prices, were all firming up.
(1) The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single-family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5) The MSCI Europe ex UK® Index is a free float adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parenthesis denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results.  The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING Global Equity Dividend and Premium Opportunity Fund
Portfolio Managers’ Report

Country Allocation
as of August 31, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Global Equity Dividend and Premium Opportunity Fund (the “Fund”) seeks to provide investors with a high level of income from a portfolio of global common stocks with historically attractive dividend yields and premiums from covered call option writing utilizing an integrated option strategy. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a portfolio of common stocks of dividend paying companies located throughout the world, including the U.S. The Fund’s secondary investment objective is capital appreciation.

The Fund is managed by Moudy El Khodr, Nicolas Simar, Kris Hermie, Frank van Etten, Willem van Dommelen, Bas Peeters and Alexander van Eekelen, Portfolio Managers, ING Investment Management Advisors B.V. — the Sub-Adviser.

Equity Portfolio Construction: The stock selection process begins with constructing an eligible universe of global common stocks with market capitalizations typically over $1 billion that have a history of paying dividend yields in excess of 3% annually. Through a multi-step screening process of various fundamental factors and fundamental analysis the portfolio managers construct a portfolio generally consisting of 65 to 90 common stocks with a history of attractive dividend yields, and stable or growing dividends that are supported by business fundamentals.

The Fund’s Integrated Option Strategy: The Fund’s option strategy is designed to seek gains and lower volatility of total returns over a market cycle by selling covered calls on individual securities and selected indices and by buying puts on both local and regional indices. To generate premiums, the Fund writes covered call options on a substantial portion of the common stocks held in the Fund’s portfolio, and on international, regional or country indices.

Writing covered call options involves granting the buyer the right to purchase certain common stock at a particular price (the “strike price”) either at a particular time or during a particular span of time. If the purchaser exercises a covered call option sold by the Fund, either the common stock will be called away from the Fund and the Fund will receive payment equal to the strike price in addition to the original premium received, or the Fund will pay the purchaser the difference between the cash value of the common stock and the strike price of the option. The payment received for the common stock may be lower than the market value of the common stock at that time.

The Fund’s covered call option writing is determined based on stock outlook, market opportunities and option price volatility. The Fund seeks to sell covered call options that are generally short-term (between 10 days and three months until expiration) and at- or near-the-money. The Fund typically maintains its covered call positions until expiration, but it retains the option to buy back the covered call options and sell new covered call options. The Fund may generate premiums by writing (selling) call options on individual securities and selected equity indices, and may also engage in other related option strategies to seek gains and lower volatility over a market cycle.

The Fund may seek, and during the reporting period sought, to partially hedge against significant market declines by buying out-of-the-money put options on related indices, such as the Standard and Poor’s 500® Composite Stock Price Index (“S&P 500® Index”), the Financial Times Stock Exchange 100 Index (“FTSE 100”), the Nikkei All Stock Index (“Nikkei”), the Dow Jones Euro Stoxx 50 (Price) Index (“EuroStoxx50”) or any other broad-based global or regional securities index with an active derivatives market. The Fund generally invests in out-of-the-money puts that

Top Ten Holdings
as of August 31, 2009
(as a percent of net assets)

Royal Dutch Shell PLC	2.1%
Total SA	2.1%
ENI S.p.A.	2.1%
Vivendi	1.6%
Banco Santander Central Hispano SA	1.6%
E.ON AG	1.6%
Sanofi-Aventis	1.6%
Telefonica SA	1.5%
Australia & New Zealand Banking Group Ltd.	1.5%
Abbott Laboratories	1.5%

Portfolio holdings are subject to change daily.

ING Global Equity Dividend and Premium Opportunity Fund
Portfolio Managers’ Report

expire in 20 to 125 trading days. A portion of the premiums generated from the covered call strategy is used to buy put protection. Also, the Fund may seek to, and during the reporting period sought to, partially hedge the foreign currency risk inherent in its international equity holdings. Such currency hedges are implemented either by selling the international currencies forward or by buying out-of-the-money puts on international currencies versus the U.S. Dollar.

Performance: Based on net asset value (“NAV”) as of August 31, 2009, the Fund provided a total return of 31.15% for the six month period. This NAV return reflects an increase in its NAV from $9.81 on February 28, 2009 to $11.78 on August 31, 2009, including the reinvestment of $0.94 per share in monthly total distributions, including a return of capital of $0.64 per share. Based on its share price, the Fund provided a total return of 72.55% for the six month period. This share price return reflects an increase in its share price from $8.14 on February 28, 2009 to $12.86 on August 31, 2009, including the reinvestment of $0.94 per share in monthly total distributions, including a return of capital of $0.64 per share. The MSCI Worldsm Index and the Chicago Board Options Exchange (“CBOE”) BuyWrite Monthly Index (“BXM Index”) returned 46.66% and 26.99%, respectively, for the reporting period. During the period, the Fund made monthly total distributions of $0.94 per share, including a return of capital of $0.64 per share. As of August 31, 2009, the Fund had 95,907,413 shares outstanding.

Equity Portfolio Commentary: For the reporting period, the Fund’s underlying equity portfolio underperformed its reference index. The shortfall was attributable to sector allocation. Financials staged the largest increase as investors banked on stabilization with regard to write-downs, capital increases and falling earnings. With hopes and some evidence of recovery coupled with governments’ intervention, many financial stocks rose more than 100%. The Fund’s underweight among financials hurt results, as did poor stock selection. Allocation among utility and telecommunication stocks also detracted significantly from results. Overall, stock selection inclusive of currency gains largely overcame the negative effects of sector allocation, with notable contributions among the materials, industrials and consumer staples sectors.

Option Portfolio Commentary: The Fund’s option strategy detracted from results for the reporting period. The Fund’s option strategy is designed to seek gains and lower volatility of total returns over a market cycle by selling covered calls on individual securities and selected indices and by buying puts on both local and regional indices. During the reporting period, the call option overlay strategy gradually shifted to writing more calls on indices rather than mostly writing calls on individual stocks. At the end of the reporting period, around two-thirds of the call option premium came from index call options, the remaining one-third came from overwriting individual stocks.

Driven by a strong equity market, implied volatility levels decreased significantly. This led to increased coverage ratios of the calls. At the end of the reporting period, the total call coverage was close to 60%, of which 42% was index options and around 18% calls on individual stocks. Within the option portfolio, the focus was on stocks with both high liquidity and high implied volatility. The Fund increased the differences among coverage ratios of various stocks in the portfolio, seeking to benefit more from attractive volatility levels and optimize trading efficiency. Given the strong market rally that started in February 2009 and continued until the end of the reporting period, the calls sold were settled in the money and the amounts that had to be paid exceeded the premiums collected.

The equity index put options that were bought for protective purposes generally expired out of the money. However, the options helped to dampen total return volatility.

A significant part of the Fund’s investments is directly exposed to currency risk, due to investments in global markets. The Fund partially hedges this risk by purchasing FX put options. To bring the FX overlay more in line with the equity option overlay we gradually started to write FX calls to finance the puts that the Fund purchased. In doing so, we sought to give the Fund potential to benefit from advantageous currency moves yet remain protected against unfavorable moves. All FX options the Fund traded expired out of the money.

Current Strategy & Outlook: High-dividend strategies seek to dampen volatility versus the broader market across an investment cycle. The global economic outlook has improved in recent months, with indications that the global economy is passing through its nadir and that growth in the major developed economies should resume in the second half of 2009. We believe the recovery is likely to be relatively weak as consumption in the developed economies faces secular headwinds. In our opinion, market volatility should remain higher than the level preceding the financial crisis, and generally support the generation of continued attractive levels of premiums to supplement the dividend income on the equity portfolio.

Portfolio holdings and characteristic are subject to change and may not be representative of current holdings and characteristics.

Performance data represents past performance and is no guarantee of future results.

An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

STATEMENT OF ASSETS AND LIABILITIES as of August 31, 2009 (Unaudited)

ASSETS:
Investments in securities at value*	$1,111,999,494
Cash	20,303,029
Foreign currencies at value**	24,413,570
Receivables:
Investment securities sold	513,135
Dividends and interest	5,058,253
Prepaid expenses	7,518

Total assets	1,162,294,999

LIABILITIES:
Payable to affiliates	825,838
Payable for trustee fees	22,342
Other accrued expenses and liabilities	345,253
Written options***	30,941,130

Total liabilities	32,134,563

NET ASSETS (equivalent to $11.78 per share on 95,907,413 shares outstanding)	$1,130,160,436

NET ASSETS WERE COMPRISED OF:
Paid-in capital — shares of beneficial interest at $0.01 par value (unlimited shares authorized)	$1,647,739,969
Distributions in excess of net investment income	(13,773,186)
Accumulated net realized loss on investments, foreign currency related transactions, and written options	(573,280,773)
Net unrealized appreciation on investments, foreign currency related transactions, and written options	69,474,426

NET ASSETS	$1,130,160,436

* Cost of investments in securities	$1,036,857,306
** Cost of foreign currencies	$24,215,430
*** Premiums received on written options	$25,080,534

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS for the six months ended August 31, 2009 (Unaudited)

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$29,164,032
Interest	11,596

Total investment income	29,175,628

EXPENSES:
Investment management fees	5,561,746
Transfer agent fees	20,611
Administrative service fees	529,686
Shareholder reporting expense	77,962
Professional fees	72,175
Custody and accounting expense	123,322
Trustee fees	23,920
Miscellaneous expense	100,615

Total expenses	6,510,037
Net waived and reimbursed fees	(1,059,391)

Net expenses	5,450,646

Net investment income	23,724,982

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND WRITTEN OPTIONS
Net realized gain (loss) on:
Investments	(174,894,691)
Foreign currency related transactions	891,944
Written options	(37,785,830)

Net realized loss on investments, foreign currency related transactions and written options	(211,788,577)

Net change in unrealized appreciation or depreciation on:
Investments	483,404,139
Foreign currency related transactions	119,905
Written options	(19,916,163)

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions and written options	463,607,881

Net realized and unrealized gain on investments, foreign currency related transactions and written options	251,819,304

Increase in net assets resulting from operations	$275,544,286

* Foreign taxes withheld	$2,472,783

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Six Months Ended	Year Ended
	August 31,	February 28,
	2009	2009
FROM OPERATIONS:
Net investment income	$23,724,982	$66,464,673
Net realized loss on investments, foreign currency related transactions and written options	(211,788,577)	(350,844,154)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions and written options	463,607,881	(272,719,666)

Increase (decrease) in net assets resulting from operations	275,544,286	(557,099,147)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(28,521,210)	(92,800,346)
Return of capital	(61,104,252)	(89,452,379)

Total distributions	(89,625,462)	(182,252,725)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	4,614,742	2,565,924
Cost of shares repurchased, net of commissions	(8,262,047)	(6,783,082)

Net decrease in net assets resulting from capital share transactions	(3,647,305)	(4,217,158)

Net increase (decrease) in net assets	182,271,519	(743,569,030)

NET ASSETS:
Beginning of period	947,888,917	1,691,457,947

End of period	$1,130,160,436	$947,888,917

Distributions in excess of net investment income	$(13,773,186)	$(8,976,958)

See Accompanying Notes to Financial Statements

ING Global Equity Dividend and Premium Opportunity Fund (Unaudited)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.

	Six Months				March 30,
	Ended	Year Ended			2005(1) to
	August 31,	February 28,	February 29,	February 28,	February 28,
	2009	2009	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$9.81	17.39	19.98	19.08	19.06 (2)
Income (loss) from investment operations:
Net investment income	$0.25	0.68 *	0.66 *	0.67 *	0.63
Net realized and unrealized gain (loss) on investments	$2.66	(6.39)	(1.18)	2.09	0.79
Total from investment operations	$2.91	(5.71)	(0.52)	2.76	1.42
Less distributions from:
Net investment income	$0.30	0.95	0.61	0.57	0.66
Net realized gains on investments	$—	—	1.35	1.24	0.43
Return of capital	$0.64	0.92	0.11	0.06	0.31
Total distributions	$0.94	1.87	2.07	1.87	1.40
Adjustment to paid-in capital for offering costs	$—	—	—	0.01	—
Net asset value, end of period	$11.78	9.81	17.39	19.98	19.08
Market value, end of period	$12.86	8.14	17.34	20.55	18.96
Total investment return at net asset value(3)%	31.15	(34.02)	(2.74)	15.32	7.84
Total investment return at market value(4)%	72.55	(45.09)	(5.71)	19.35	2.13

Ratios and Supplemental Data:
Net assets, end of period (000s)	$1,130,160	947,889	1,691,458	1,933,397	1,825,844
Ratios to average net assets:
Gross expenses prior to expense waiver(5)%	1.23	1.22	1.23	1.21	1.23
Net expenses after expense waiver(5)(6)%	1.03	1.02	1.03	1.01	1.03
Net investment income after expense waiver(5)(6)%	4.48	4.76	3.40	3.43	3.75
Portfolio turnover rate %	39	84	79	119	112

(1)	Commencement of operations.

(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share and offering costs of $0.04 per share paid by the shareholder from the $20.00 offering price.

(3)	Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(4)	Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(5)	Annualized for periods less than one year.

(6)	The Investment Advisor has contractually agreed to waive a portion of its fee equivalent to 0.20% of the Fund’s managed assets for the first five years of the Fund’s existence.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of August 31, 2009 (Unaudited)

NOTE 1 — ORGANIZATION

ING Global Equity Dividend and Premium Opportunity Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities that are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Fund’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE Euronext (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculations of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to

NOTES TO FINANCIAL STATEMENTS as of August 31, 2009 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less from date of acquisition are valued at amortized cost which approximates market value.

Options that are traded over-the-counter will be valued using one of three methods: (1) dealer quotes; (2) industry models with objective inputs; or (3) by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as “Black Scholes.” Options on currencies purchased by the Fund are valued using industry models with objective inputs.

Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments. For the six months ended August 31, 2009, there have been no significant changes to the fair valuation methodologies.

On April 9, 2009, the FASB issued FASB Staff Position No. FAS 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP 157-4”). FSP 157-4 requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure are to be expanded for each major category of equity and debt securities. There was no change to the financial position of the Fund and the results of its operations due to the adoption of FSP 157-4 and all disclosures have been made for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosure about Derivative Instruments and Hedging Activities.” This new accounting statement requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. All changes to disclosures have been made in accordance with SFAS 161 and

NOTES TO FINANCIAL STATEMENTS as of August 31, 2009 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

have been incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.	Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date or in the case of certain foreign dividends, when the information becomes available to the Fund.

C.	Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.	Distributions to Shareholders. The Fund intends to make monthly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. generally accepted accounting principles for investment companies.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. Each month, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, other income or capital gains, and return of capital, if any. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the Fund’s tax year, and will be reported to shareholders at that time. The amount of monthly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.

NOTES TO FINANCIAL STATEMENTS as of August 31, 2009 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

E.	Federal Income Taxes. It is the policy of the Fund to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

F.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.	Risk Exposures and the use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Fund to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional

NOTES TO FINANCIAL STATEMENTS as of August 31, 2009 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements. These agreements are with select counterparties that govern transactions, over-the-counter derivative and forward foreign exchange contracts, entered into by the Fund and those counterparties. The ISDA Master Agreements maintains provisions for general obligations, representations, agreements, collateral, and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.

H.	Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses on forward foreign currency contracts are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

I.	Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

The Fund is subject to equity price risk and foreign exchange risk in the normal course of pursuing its investment objectives. During the six months ended August 31, 2009, the Fund has written call options and purchased put options on both equity indexes and foreign exchange contracts in an attempt to manage this risk. Please refer to the table following the Portfolio of Investments that discloses the fair value of both written call options and purchased put options outstanding at period end and the amounts of realized and changes in unrealized gains and losses on both written call options and purchased put options during the six

NOTES TO FINANCIAL STATEMENTS as of August 31, 2009 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

months ended August 31, 2009 which serves as an indicator of the volume of derivative activity for the Fund.

J.	Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, is the Investment Adviser of the Fund. The Fund pays the Investment Adviser for its services under an investment management agreement (“Management Agreement”), a fee, payable monthly, based on an annual rate of 1.05% of the Fund’s average daily managed assets. For the first five years of the Fund’s existence, the Investment Adviser will contractually waive a portion of its fee equivalent to 0.20% of the Fund’s managed assets. Beginning in the sixth year, the fee waiver will decline each year by 0.05% until it is eliminated in the ninth year. For purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of August 31, 2009, there were no preferred shares outstanding.

The Investment Adviser entered into a sub-advisory agreement (“Sub-Advisory Agreement”) with ING Investment Management Advisors B.V. (“IIMA”), an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), domiciled in The Hague, The Netherlands. Subject to policies as the Board or the Investment Adviser might determine, IIMA manages the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations.

The Investment Adviser has also retained ING Investment Management Co. (“ING IM” or “Consultant”), a Connecticut corporation, to provide certain consulting services for the Investment Adviser. These services include, among other things, furnishing statistical and other factual information; providing advice with respect to potential investment strategies that may be employed for the Fund, including, but not limited to, potential options strategies; developing economic models of the anticipated investment performance and yield for the Fund; and providing advice to the Investment Adviser and/or Sub-Adviser with respect to the Fund’s level and/or managed distribution policy. For its services, the Consultant will receive a consultancy fee from the Investment Adviser. No fee will be paid by the Fund directly to the Consultant.

ING Funds are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Fund will be reduced by an amount equal to the management fees paid indirectly to the ING Institutional Prime Money Market Fund with respect to assets invested by the Fund. For the six months ended August 31, 2009 the Fund did not invest in ING Institutional Prime Money Market Fund and thus waived no such management fees. These fees are not subject to recoupment.

ING Funds Services, LLC, a Delaware limited liability company, (the “Administrator”) serves as Administrator to the Fund. The Fund pays the Administrator for its services a fee based on an annual rate of 0.10% of the Fund’s average daily managed assets. The Investment Adviser, IIMA, ING IM and the Administrator are indirect, wholly-owned subsidiaries of ING Groep. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosts ING Bank’s core Tier-1 ratio, strengthens the insurance balance sheet and reduces ING Groep’s Debt/Equity ratio.

NOTES TO FINANCIAL STATEMENTS as of August 31, 2009 (Unaudited) (continued)

NOTE 4 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

As of August 31, 2009, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities:

Accrued
Investment	Accrued
Management	Administrative
Fees	Fees	Total
$731,013	$94,825	$825,838

The ING Funds have adopted a retirement policy under which any Trustee, who as of May 9, 2007, had served for at least five (5) years as a Trustee of one or more ING Funds and who is not an “interested person” of such ING Funds (as such term is defined in the Investment Company Act of 1940, as amended) shall be entitled to a retirement payment (“Retirement Benefit”) if such Trustee: (a) retires in accordance with the retirement policy; (b) dies; or (c) becomes disabled. The Retirement Benefit shall be made promptly to, as applicable, the Trustee or the Trustee’s estate, after such retirement, death or disability in an amount equal to two times the annual compensation payable to such Trustee, as in effect at the time of his or her retirement, death or disability. The annual compensation determination shall be based upon the annual Board membership retainer fee (but not any separate annual retainer fees for chairpersons of committees and of the Board). This amount shall be paid by the Fund or ING Funds on whose Board the Trustee was serving at the time of his or her retirement. The retiring Trustee may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments. For the purpose of this policy, disability shall be the inability to perform the duties of a member of the Board because of the physical or mental impairment that has lasted or that can be expected to last for a continuous period of not less than 12 months, as reasonably determined by a majority of the Board.

The Fund places a portion of its transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms during the six months ended August 31, 2009 were:

Affiliated Broker	Commissions Received

ING Baring, LLC	$20,771

NOTE 5 — PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of investments for the six months ended August 31, 2009, excluding short-term securities, were $402,190,866 and $544,410,062, respectively.

NOTE 6 — TRANSACTIONS IN WRITTEN OPTIONS

Written option activity for the six months ended August 31, 2009 was as follows:

	Number of	Premiums
	Contracts	Received

Balance at 02/28/09	10,444,500	$24,823,254
Options Written	219,318,312	104,997,443
Options Expired	(16,773,223)	(25,489,750)
Options Exercised	(2,983,000)	(538,822)
Options Terminated in Closing Purchase Transactions	(31,860,289)	(78,711,591)

Balance at 08/31/09	178,146,300	$25,080,534

NOTE 7 — CONCENTRATION OF INVESTMENT RISKS

Derivatives Risk. Derivatives can be illiquid, may disproportionately increase losses and may have a potentially large negative impact on the Fund’s performance. Derivative transactions, including options on securities and securities indices and other transactions in which the Fund may engage (such as futures contracts and options thereon, swaps and short sales), may subject the Fund to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels and interest rates and imperfect correlations between the Fund’s securities holdings and indices upon which derivative transactions are based. The Fund also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts purchased by the Fund.

Foreign Securities and Emerging Markets. The Fund makes significant investments in foreign securities and may invest up to 20% of its managed assets in securities issued by companies located in countries with emerging markets. Investments in foreign securities may entail risks not present in domestic investments. Since investments in securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from

NOTES TO FINANCIAL STATEMENTS as of August 31, 2009 (Unaudited) (continued)

NOTE 7 — CONCENTRATION OF INVESTMENT RISKS (continued)

movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments. The risks of investing in foreign securities can be intensified in the case of investments in issuers located in countries with emerging markets.

Non-Diversified. The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers. If the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more at risk to any single corporate, economic, political or regulatory event that impacts one or more of those issuers. Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is highly diversified with a large number of issuers. In such an event, the Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Leverage. Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed.

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Six Months	Year
	Ended	Ended
	August 31,	February 28,
	2009	2009

Number of Shares
Reinvestment of distributions	406,497	148,968
Shares repurchased	(1,106,116)	(794,408)

Net decrease in shares outstanding	(699,619)	(645,440)

$
Reinvestment of distributions	4,614,742	2,565,924
Shares repurchased, net of commissions	(8,262,047)	(6,783,082)

Net decrease	$(3,647,305)	$(4,217,158)

Share Repurchase Program

Effective December 2008, the Board authorized an open-market share repurchase program pursuant to which the Fund may purchase, over the period ending December 31, 2009, up to 10% of its stock, in open-market transactions. There is no assurance that the Fund will purchase shares at any particular discount level or in any particular amounts. The share repurchase program seeks to enhance shareholder value by purchasing shares trading at a discount from their NAV per share, in an attempt to reduce or eliminate the discount or to increase the NAV per share of the applicable remaining shares of the Fund.

For the six months ended August 31, 2009, the Fund repurchased 1,106,116 shares, representing approximately 1.2% of the Fund’s outstanding shares for a net purchase price of $8,262,047 (including commissions of $33,183). Shares were repurchased at a weighted-average discount from NAV per share of 20.13% and a weighted-average price per share of $7.44. Any future purchases will be reported in the next shareholder report.

NOTE 9 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions in the current period will not be determined until after the Fund’s tax year-end of December 31, 2009. The tax composition of dividends and distributions as of the Fund’s most recent tax year-end was as follows:

Tax Year Ended December 31, 2008
Ordinary	Return
Income	of Capital
$92,776,722	$89,452,379

NOTES TO FINANCIAL STATEMENTS as of August 31, 2009 (Unaudited) (continued)

NOTE 9 — FEDERAL INCOME TAXES

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of the tax year ended December 31, 2008 were:

Unrealized	Capital
Appreciation/	Loss	Expiration
(Depreciation)	Carryforwards	Date
$(401,501,176)	$(155,459,076)	2016

The Fund’s major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is the Fund’s initial tax year of 2005.

As of August 31, 2009, no provisions for income tax would be required in the Fund’s financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 10 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No. 162” (“SFAS No. 168”). SFAS No. 168 replaces SFAS No. 162, ”The Hierarchy of Generally Accepted Accounting Principles“ and establishes the ”FASB Accounting Standards CodificationTM“ (“Codification” or “ASC“) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. All guidance contained in the Codification carries an equal level of authority. On the effective date of SFAS No. 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification will become non-authoritative. SFAS No. 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. As of August 31, 2009, management of the Funds has determined that adoption of SFAS No. 168 will not impact financial statement amounts but will require revisions to current disclosures.

NOTE 11 — SUBSEQUENT EVENTS

Dividends: Subsequent to August 31, 2009, the Fund made distributions of:

Per Share
Amount	Payable Date	Declaration Date	Record Date

$0.156	9/15/2009	8/17/2009	9/3/2009
$0.156	10/15/2009	9/21/2009	10/5/2009

A portion of the monthly distribution payments made by the Fund may constitute a return of capital. Each month, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, other income or capital gains, and return of capital, if any. At the Fund’s tax year end, the Fund may re-characterize payments over the course of the year across ordinary income, capital gains, and return of capital, if any.

The Fund has evaluated events occurring after the balance sheet date (subsequent events) through October 23, 2009, the date the financial statements were issued, to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

PORTFOLIO OF INVESTMENTS
ING Global Equity Dividend and Premium Opportunity Fund
as of August 31, 2009 (Unaudited)

Shares		Value

COMMON STOCK: 94.6%

	Australia: 5.5%
974,253	Australia & New Zealand Banking Group Ltd.	$17,502,304
1,668,292	Foster’s Group Ltd.	7,717,172
3,427,554	Insurance Australia Group	10,353,693
3,737,974	Macquarie Airports Management Ltd.	8,079,426
1,670,500	Suncorp-Metway Ltd.	11,047,101
356,123	Wesfarmers Ltd.	7,555,156

		62,254,852

	Belgium: 0.7%
281,417	Umicore	7,637,063

		7,637,063

	Canada: 2.8%
336,784	Enerplus Resources Fund	7,075,832
195,617	Toronto Dominion Bank	12,093,499
402,917	TransCanada Corp.	11,998,259

		31,167,590

	Finland: 1.1%
861,708	Nokia OYJ	12,096,588

		12,096,588

	France: 7.6%
41,000	Accor SA	2,164,336
248,493	Carrefour SA	11,735,285
258,846	Sanofi-Aventis	17,624,353
415,496	Total SA	23,841,204
222,453	Vinci SA	11,973,604
644,721	Vivendi	18,403,984

		85,742,766

	Germany: 5.0%
104,079	Allianz AG	12,059,153
146,034	BASF AG	7,631,939
90,529	Deutsche Boerse AG	6,924,141
423,588	E.ON AG	17,948,284
76,490	Muenchener Rueckversicherungs AG	11,429,559

		55,993,076

	Hong Kong: 1.9%
214,358	China Mobile Ltd. ADR	10,550,701
753,040	Hang Seng Bank Ltd.	10,703,558

		21,254,259

	Ireland: 0.7%
291,186	CRH PLC	7,472,302

		7,472,302

	Italy: 5.5%
524,047	Banche Popolari Unite Scpa	7,929,658
977,303	ENI S.p.A.	23,221,423
915,486	Italcementi S.p.A. RSP	7,107,197
1,765,716	Mediaset S.p.A.	11,639,775
2,606,141	Snam Rete Gas S.p.A.	12,121,911

		62,019,964

	Japan: 3.6%
64,400	Nintendo Co., Ltd.	17,453,892
7,285	NTT DoCoMo, Inc.	11,216,107
288,200	Takeda Pharmaceutical Co., Ltd.	11,593,472

		40,263,471

	Netherlands: 4.2%
875,066	Royal Dutch Shell PLC	24,270,728
744,513	Royal KPN NV	11,459,236
401,174	Unilever NV	11,240,075

		46,970,039

	New Zealand: 1.0%
6,278,634	Telecom Corp. of New Zealand Ltd.	11,791,185

		11,791,185

	Poland: 0.7%
1,433,316	Telekomunikacja Polska SA	8,081,115

		8,081,115

	Singapore: 0.6%
778,500	DBS Group Holdings Ltd.	6,836,523

		6,836,523

	South Korea: 0.6%
155,467	S-Oil Corp.	7,152,073

		7,152,073

	Spain: 4.2%
697,770	Banco Bilbao Vizcaya Argentaria SA	12,405,950
1,168,017	Banco Santander Central Hispano SA	17,981,913
692,444	Telefonica SA	17,508,554

		47,896,417

	Sweden: 1.0%
1,812,212	TeliaSonera AB	11,791,425

		11,791,425

	Switzerland: 1.0%
251,447	Novartis AG ADR	11,684,742

		11,684,742

	Taiwan: 1.0%
1,090,054	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	11,663,578

		11,663,578

	Thailand: 0.5%
965,200	Siam Cement PCL	5,606,776

		5,606,776

	United Kingdom: 8.1%
237,815	AstraZeneca PLC	11,035,724
2,014,490	BP PLC	17,265,370
850,856	GlaxoSmithKline PLC	16,615,324
696,298	HSBC Holdings PLC	7,525,943
854,877	Smiths Group PLC	11,090,432
1,518,049	United Utilities Group PLC	11,140,785
7,860,005	Vodafone Group PLC	17,007,653

		91,681,231

	United States: 37.3%
385,970	Abbott Laboratories	17,457,423
412,691	Altria Group, Inc.	7,543,991
371,785	American Electric Power Co., Inc.	11,685,203
657,946	AT&T, Inc.	17,139,493
297,129	Automatic Data Processing, Inc.	11,394,897
179,177	Bank of Hawaii Corp.	7,068,533
754,655	Bristol-Myers Squibb Co.	16,700,515
242,129	Campbell Soup Co.	7,593,165
163,818	Chevron Corp.	11,457,431
348,773	Coca-Cola Co.	17,009,659
255,925	ConocoPhillips	11,524,303
291,526	Consolidated Edison, Inc.	11,716,430
513,252	Dow Chemical Co.	10,927,135
370,352	Duke Energy Corp.	5,736,752

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Equity Dividend and Premium Opportunity Fund
as of August 31, 2009 (Unaudited) (continued)

Shares		Value

	United States (continued)
361,529	EI Du Pont de Nemours & Co.	$11,543,621
316,660	Emerson Electric Co.	11,675,254
145,786	Exelon Corp.	7,292,216
840,581	General Electric Co.	11,684,076
289,272	Home Depot, Inc.	7,894,233
312,207	Honeywell International, Inc.	11,476,729
186,746	Kimberly-Clark Corp.	11,290,663
588,463	Kraft Foods, Inc.	16,682,926
425,202	Leggett & Platt, Inc.	7,759,937
78,508	Lorillard, Inc.	5,713,027
647,095	Mattel, Inc.	11,641,239
209,192	McDonald’s Corp.	11,764,958
529,578	Merck & Co., Inc.	17,174,215
280,026	NYSE Euronext	7,935,937
350,104	OGE Energy Corp.	10,951,253
1,029,810	Pfizer, Inc.	17,197,827
248,847	Philip Morris International, Inc.	11,374,796
509,689	Pitney Bowes, Inc.	11,391,549
204,649	Procter & Gamble Co.	11,073,557
1,072,816	Sara Lee Corp.	10,395,587
190,629	Snap-On, Inc.	7,114,274
350,780	Southern Co.	10,944,336
409,348	Spectra Energy Corp.	7,703,929
238,281	Waste Management, Inc.	7,131,750

		421,762,819

	Total Common Stock (Cost $989,179,517)	1,068,819,854

REAL ESTATE INVESTMENT TRUSTS: 3.5%

	Australia: 0.7%
745,596	Westfield Group	7,961,190

		7,961,190

	Netherlands: 0.7%
123,819	Corio NV	7,583,545

		7,583,545

	United Kingdom: 0.6%
892,015	British Land Co. PLC	6,997,637

		6,997,637

	United States: 1.5%
138,949	Boston Properties, Inc.	8,417,530
190,297	Rayonier, Inc.	8,173,256

		16,590,786

	Total Real Estate Investment Trusts (Cost $35,253,384)	39,133,158

# of
Contracts	Counterparty		Value

PURCHASED OPTIONS: 0.3%

		European Union: 0.1%
10,000	Morgan Stanley	Dow Jones Euro Stoxx 50 Index, Strike Price 2,116.4200 EUR, Expires 09/18/09	$6,066
11,000	ABN AMRO	Dow Jones Euro Stoxx 50 Index, Strike Price 2,184.2700 EUR, Expires 10/16/09	93,595
7,500	Morgan Stanley	Dow Jones Euro Stoxx 50 Index, Strike Price 2,432.2300 EUR, Expires 11/20/09	455,891
45,000,000	Citigroup	European Union Currency Option (EUR/USD), Strike Price 1.3110, Expires 09/18/09	545
37,500,000	Goldman Sachs	European Union Currency Option (EUR/USD), Strike Price 1.3425, Expires 10/20/09	51,073
35,000,000	Citigroup	European Union Currency Option (EUR/USD), Strike Price 1.3450, Expires 11/20/09	131,850

			739,020

		Japan: 0.0%
245,000	Morgan Stanley	Nikkei 225 Index, Strike Price 8,451.0500 JPY, Expires 09/18/09	18,466
230,000	Morgan Stanley	Nikkei 225 Index, Strike Price 8,252.5700 JPY, Expires 10/16/09	68,673
190,000	ABN AMRO	Nikkei 225 Index, Strike Price 9,102.2400 JPY, Expires 11/20/09	326,131
21,500,000	Deutsche Bank AG	Japanese Yen Currency Option (USD/JPY), Strike Price 101.4000, Expires 09/18/09	1,078
24,000,000	Goldman Sachs	Japanese Yen Currency Option (USD/JPY), Strike Price 100.0000, Expires 10/20/09	36,548
24,000,000	Citigroup	Japanese Yen Currency Option (USD/JPY), Strike Price 99.5000, Expires 11/20/09	97,674

			548,570

		United Kingdom: 0.0%
3,000	ABN AMRO	FTSE 100 Index, Strike Price 3,854.4200 GBP, Expires 09/18/09	1,222
2,600	ABN AMRO	FTSE 100 Index, Strike Price 3,905.7300 GBP, Expires 10/16/09	25,636
2,900	UBS AG	FTSE 100 Index, Strike Price 4,362.0070 GBP, Expires 11/20/09	291,536
20,000,000	Citigroup	United Kingdom Currency Option (GBP/USD), Strike Price 1.5346, Expires 09/18/09	6,856
18,000,000	Goldman Sachs	United Kingdom Currency Option (GBP/USD), Strike Price 1.5575, Expires 10/20/09	95,329
22,000,000	Goldman Sachs	United Kingdom Currency Option (GBP/USD), Strike Price 1.5550, Expires 11/20/09	192,178

			612,757

		United States: 0.2%
110,000	Citigroup	S&P 500 Index, Strike Price 821.5300 USD, Expires 09/18/09	16,264
100,000	ABN AMRO	S&P 500 Index, Strike Price 831.7900 USD, Expires 10/16/09	257,087

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Equity Dividend and Premium Opportunity Fund
as of August 31, 2009 (Unaudited) (continued)

# of
Contracts	Counterparty			Value

		United States (continued)
110,000	ABN AMRO	S&P 500 Index, Strike Price 911.2700 USD, Expires 11/20/09		$1,872,784

				2,146,135

		Total Positions in Purchased Options (Cost $12,424,405)		4,046,482

		Total Investments in Securities (Cost $1,036,857,306)*	98.4%	$1,111,999,494
		Other Assets and Liabilities - Net	1.6	18,160,942

		Net Assets	100.0%	$1,130,160,436

ADR	American Depositary Receipt

*	Cost for federal income tax purposes is $1,137,971,897.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$128,904,454
Gross Unrealized Depreciation	(154,876,857)

Net Unrealized Depreciation	$(25,972,403)

Percentage of
Industry	Net Assets

Agriculture	2.2%
Banks	9.8
Beverages	2.2
Building Materials	1.8
Chemicals	2.7
Commercial Services	1.0
Cosmetics/Personal Care	1.0
Diversified	1.3
Diversified Financial Services	1.3
Electric	6.8
Electrical Components & Equipment	1.0
Engineering & Construction	1.8
Environmental Control	0.6
Food	5.1
Forest Products & Paper	0.7
Gas	1.1
Hand/Machine Tools	0.6
Household Products/Wares	1.0
Insurance	3.0
Lodging	0.2
Media	2.7
Mining	0.7
Miscellaneous Manufacturing	3.7
Office Property	0.8
Office/Business Equipment	1.0
Oil & Gas	11.1
Pharmaceuticals	12.1
Pipelines	1.7
Purchased Option	0.3
Retail	2.4
Semiconductors	1.0
Shopping Centers	0.7
Telecommunications	11.4
Toys/Games/Hobbies	2.6
Water	1.0
Other Assets and Liabilities — Net	1.6

Net Assets	100.0%

Fair Value Measurements*

The following is a summary of the fair valuations according to the inputs used as of August 31, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)+	(Level 3)	08/31/2009
Asset Table
Investments, at value
Common Stock
Australia	$—	$62,254,852	$—	$62,254,852
Belgium	—	7,637,063	—	7,637,063
Canada	31,167,590	—	—	31,167,590
Finland	—	12,096,588	—	12,096,588
France	—	85,742,766	—	85,742,766
Germany	—	55,993,076	—	55,993,076
Hong Kong	10,550,701	10,703,558	—	21,254,259
Ireland	7,472,302	—	—	7,472,302
Italy	—	62,019,964	—	62,019,964
Japan	—	40,263,471	—	40,263,471
Netherlands	—	46,970,039	—	46,970,039
New Zealand	—	11,791,185	—	11,791,185
Poland	—	8,081,115	—	8,081,115
Singapore	—	6,836,523	—	6,836,523
South Korea	—	7,152,073	—	7,152,073
Spain	—	47,896,417	—	47,896,417
Sweden	—	11,791,425	—	11,791,425
Switzerland	11,684,742	—	—	11,684,742
Taiwan	11,663,578	—	—	11,663,578
Thailand	—	5,606,776	—	5,606,776
United Kingdom	—	91,681,231	—	91,681,231
United States	421,762,819	—	—	421,762,819

Total Common Stock	494,301,732	574,518,122	—	1,068,819,854

Real Estate Investment Trusts	16,590,786	22,542,372	—	39,133,158
Positions In Purchased Options	—	4,046,482	—	4,046,482

Total Investments, at value	$1,005,194,250	$1,175,625,098	$—	$1,111,999,494

Liabilities Table
Other Financial Instruments**:
Written options	$—	$(30,941,130)	$—	$(30,941,130)

Total Liabilities	$—	$(30,941,130)	$—	$(30,941,130)

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
**	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their market value at measurement date.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Equity Dividend and Premium Opportunity Fund
as of August 31, 2009 (Unaudited) (continued)

Written OTC Call Options

# of			Expiration		Premiums
Contracts	Counterparty	Description	Date	Strike	Received	Value

Options on Securities
112,000	UBS AG	American Electric Power Company, Inc.	09/23/09	30.3120 USD	$122,192	$(162,636)
199,000	UBS AG	AT&T, Inc.	09/23/09	25.5091 USD	178,105	(180,862)
29,000	Barclays Bank PLC	Bank of Hawaii Corp.	09/23/09	40.3523 USD	50,692	(26,488)
43,000	Goldman Sachs	Boston Properties, Inc.	09/23/09	60.5200 USD	160,566	(119,219)
240,000	UBS AG	Bristol-Myers Squibb Co.	09/23/09	21.7227 USD	205,440	(184,809)
50,000	Barclays Bank PLC	Chevron Corp.	09/23/09	68.3407 USD	135,970	(140,986)
66,000	Goldman Sachs	China Mobile Ltd.	09/23/09	55.9800 USD	202,838	(5,462)
80,000	UBS AG	ConocoPhillips	09/23/09	44.0699 USD	154,400	(145,121)
164,000	Goldman Sachs	Dow Chemical Co.	09/23/09	23.0780 USD	241,096	(54,090)
112,000	UBS AG	E.I. du Pont de Nemours and Co.	09/23/09	32.1793 USD	177,408	(114,779)
96,000	Morgan Stanley	Emerson Electric Co.	09/23/09	34.4372 USD	159,206	(268,476)
44,000	Citigroup	Exelon Corp.	09/23/09	48.8850 USD	95,876	(90,987)
260,000	UBS AG	General Electric Co.	09/23/09	14.1465 USD	211,120	(103,712)
87,000	Morgan Stanley	Home Depot, Inc.	09/23/09	26.5045 USD	99,841	(93,066)
100,000	Goldman Sachs	Honeywell International Inc.	09/23/09	35.1775 USD	149,370	(214,932)
184,000	Barclays Bank PLC	Kraft Foods, Inc.	09/23/09	28.5545 USD	161,828	(77,684)
65,000	Morgan Stanley	Leggett and Platt, Inc.	09/23/09	17.5131 USD	46,326	(57,103)
24,000	Barclays Bank PLC	Lorillard, Inc.	09/23/09	72.0792 USD	65,045	(56,824)
99,000	Morgan Stanley	Mattel, Inc.	09/23/09	17.1855 USD	71,290	(109,892)
174,000	Morgan Stanley	Merck & Co. Inc.	09/23/09	28.9406 USD	235,700	(569,047)
38,000	Morgan Stanley	Novartis A.G.	09/23/09	45.2293 USD	56,202	(74,412)
84,000	Barclays Bank PLC	NYSE Euronext	09/23/09	27.5925 USD	139,642	(114,435)
328,000	Morgan Stanley	Pfizer Inc.	09/23/09	15.7519 USD	235,078	(351,626)
75,000	Barclays Bank PLC	Philip Morris International, Inc.	09/23/09	46.4586 USD	124,395	(53,713)
84,000	Barclays Bank PLC	Pitney Bowes, Inc.	09/23/09	21.1755 USD	69,644	(117,701)
58,000	BNP Paribas	Rayonier, Inc.	09/23/09	41.4947 USD	108,147	(117,076)
327,000	Goldman Sachs	Sara Lee Corp.	09/23/09	10.5500 USD	164,873	(19,217)
32,000	UBS AG	Snap-on, Inc.	09/23/09	36.9500 USD	52,749	(47,908)
123,000	Barclays Bank PLC	Spectra Energy Corp.	09/23/09	18.3040 USD	80,786	(103,471)
332,000	Goldman Sachs	Taiwan Semiconductor Manufacturing Co. Ltd.	09/23/09	10.1900 USD	164,074	(229,022)
80,000	Morgan Stanley	Waste Management, Inc.	09/23/09	28.1467 USD	66,200	(162,838)
335,000	Morgan Stanley	Australia and New Zealand Banking Group Ltd.	09/23/09	19.3080 AUD	244,422	(601,348)
250,000	Merrill Lynch	Foster’s Group Ltd.	09/23/09	5.1700 AUD	44,084	(33,712)
1,128,000	Merrill Lynch	Insurance Australia Group Ltd.	09/23/09	3.6600 AUD	143,972	(45,641)
1,081,000	Morgan Stanley	Macquarie Airports	09/23/09	2.3500 AUD	136,521	(233,962)
583,000	Merrill Lynch	Suncorp-Metway Ltd.	09/23/09	7.7500 AUD	236,451	(102,897)
104,000	Merrill Lynch	Wesfarmers Ltd.	09/23/09	24.6400 AUD	96,848	(99,961)
238,000	Goldman Sachs	Westfield Group	09/23/09	12.1120 AUD	105,300	(160,849)
41,000	Barclays Bank PLC	Accor S.A.	09/23/09	32.4457 EUR	95,684	(266,999)
35,000	UBS AG	Allianz SE	09/23/09	76.2700 EUR	205,019	(277,551)
211,000	Merrill Lynch	Banco Bilbao Vizcaya Argentaria, S.A.	09/23/09	11.4500 EUR	165,705	(328,732)
359,000	Merrill Lynch	Banco Santander S.A.	09/23/09	9.9400 EUR	227,816	(463,711)
45,000	Morgan Stanley	BASF SE	09/23/09	35.2000 EUR	114,354	(136,393)
74,000	SG Cowen Securities	Carrefour S.A.	09/23/09	32.2160 EUR	144,777	(140,093)
94,000	SG Cowen Securities	CRH PLC	09/23/09	17.5242 EUR	120,611	(101,505)
28,000	Merrill Lynch	Deutsche Boerse A.G.	09/23/09	52.8600 EUR	126,911	(92,209)
137,000	SG Cowen Securities	E.on AG	09/23/09	26.3440 EUR	220,728	(651,502)
298,000	BNP Paribas	Eni S.p.A	09/23/09	15.6487 EUR	304,709	(321,498)
231,000	Citigroup	Koninklijke KPN NV	09/23/09	10.2600 EUR	117,735	(184,788)
287,000	SG Cowen Securities	Mediaset S.p.A.	09/23/09	4.2410 EUR	69,883	(155,881)
23,000	ABN AMRO	MunichRe	09/23/09	101.8510 EUR	144,633	(138,876)
260,000	Citigroup	Nokia OYJ	09/23/09	9.2050 EUR	185,522	(252,467)
264,000	Morgan Stanley	Royal Dutch Shell PLC	09/23/09	18.0800 EUR	242,577	(524,638)
79,000	SG Cowen Securities	Sanofi-Aventis	09/23/09	46.5200 EUR	201,027	(190,377)
125,000	ABN AMRO	Total S.A.	09/23/09	38.1765 EUR	274,579	(398,776)
81,000	BNP Paribas	UBI Banca	09/23/09	9.5975 EUR	53,460	(118,747)
127,000	SG Cowen Securities	Unilever NV	09/23/09	19.8430 EUR	132,430	(67,173)
68,000	Morgan Stanley	Vinci S.A.	09/23/09	36.6400 EUR	168,897	(171,370)
202,000	Barclays Bank PLC	Vivendi	09/23/09	18.6390 EUR	211,362	(406,291)
74,000	Barclays Bank PLC	AstraZeneca PLC	09/23/09	27.3505 GBP	133,843	(171,057)
622,000	Citigroup	BP PLC	09/23/09	4.8990 GBP	193,139	(451,567)
221,000	ABN AMRO	HSBC Holdings PLC	09/23/09	6.4090 GBP	111,281	(153,819)
2,520,000	Barclays Bank PLC	Vodafone Group PLC	09/23/09	1.2408 GBP	192,450	(392,762)
107,000	Morgan Stanley	Hang Seng Bank Ltd.	09/23/09	115.1970 HKD	65,674	(13,246)
1,876,000	Merrill Lynch	Telecom Corp. of New Zealand Ltd.	09/23/09	2.7600 NZD	135,879	(110,081)
539,000	Barclays Bank PLC	TeliaSonera AB	09/23/09	44.3980 SEK	120,778	(170,651)
234,000	Goldman Sachs	DBS Group Hldgs. Ltd.	09/23/09	13.6220 SGD	105,589	(7,967)

					$9,780,749	$(12,306,691)

Options on Indexes
8,700	Barclays Bank PLC	Dow Jones Euro Stoxx 50 Index	09/04/09	2,590.0200 EUR	1,041,086	(2,312,631)
8,200	Morgan Stanley	Dow Jones Euro Stoxx 50 Index	09/18/09	2,714.8200 EUR	942,601	(1,148,293)
7,100	UBS AG	Dow Jones Euro Stoxx 50 Index	10/02/09	2,743.2050 EUR	835,157	(1,012,239)
2,500	Goldman Sachs	FTSE 100 Index	09/04/09	4,548.5901 GBP	507,158	(1,463,816)
2,400	ABN AMRO	FTSE 100 Index	09/18/09	4,709.8000 GBP	504,342	(880,496)
2,400	Morgan Stanley	FTSE 100 Index	10/02/09	4,858.3800 GBP	510,351	(571,754)
195,000	Barclays Bank PLC	Nikkei-225 Stock Average	09/04/09	10,015.0100 JPY	675,377	(1,030,918)
184,000	UBS AG	Nikkei-225 Stock Average	09/18/09	10,360.6800 JPY	614,610	(665,270)
191,000	ABN AMRO	Nikkei-225 Stock Average	10/02/09	10,278.7200 JPY	700,165	(930,098)
93,000	Citigroup	S&P 500® Index	09/04/09	980.0400 USD	2,577,960	(3,757,412)
90,000	ABN AMRO	S&P 500® Index	09/18/09	1,015.2600 USD	2,541,600	(1,925,079)
92,000	Goldman Sachs	S&P 500® Index	10/02/09	1,023.7935 USD	2,632,028	(2,198,630)

					$14,082,435	$(17,896,636)

Options on Currencies
24,000,000	Barclays Bank PLC	Japanese Yen Currency Option (USD/JPY)	10/20/09	85.7600 USD	165,600	(71,756)
24,000,000	UBS AG	Japanese Yen Currency Option (USD/JPY)	11/20/09	87.3400 USD	196,800	(206,034)
37,500,000	Goldman Sachs	European Union Currency Option (EUR/USD)	10/20/09	1.5112 USD	255,750	(92,701)
35,000,000	Citigroup	European Union Currency Option (EUR/USD)	11/20/09	1.4996 USD	252,000	(237,367)
18,000,000	Goldman Sachs	United Kingdom Currency Option (GBP/USD)	10/20/09	1.7350 USD	160,200	(30,439)
22,000,000	Goldman Sachs	United Kingdom Currency Option (GBP/USD)	11/20/09	1.7295 USD	187,000	(99,506)

					$1,217,350	$(737,803)

					$25,080,534	$(30,941,130)

		Total Premiums Received:	$25,080,534
		Total Liabilities for Call Options Written:	$30,941,130

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Equity Dividend and Premium Opportunity Fund
as of August 31, 2009 (Unaudited) (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of August 31, 2009 was as follows:

Derivatives not accounted for
as hedging instruments	Location on Statement
under SFAS No. 133	of Assets and Liabilities	Fair Value

Asset Derivatives

Equity contracts	Investments in securities at value*	$3,433,351
Foreign exchange contracts	Investments in securities at value*	613,131

Total Asset Derivatives		$4,046,482

Liability Derivatives

Equity contracts	Written options	$30,203,327
Foreign exchange contracts	Written options	737,803

Total Liability Derivatives		$30,941,130

*	Includes purchased options

The effect of derivative instruments on the Fund’s Statement of Operations for the six months ended August 31, 2009 was as follows:

Derivatives not	Amount of Realized Gain or (Loss)
accounted for as	on Derivatives Recognized in Income
hedging instruments		Written
under SFAS No. 133	Investments*	options	Total

Equity contracts	$(31,655,396)	$(37,785,830)	$(69,441,226)
Foreign exchange contracts	(7,671,220)	—	(7,671,220)

Total	$(39,326,616)	$(37,785,830)	$(77,112,446)

	Change in Unrealized
Derivatives not	Appreciation or (Depreciation)
accounted for as	on Derivatives Recognized in Income
hedging instruments		Written
under SFAS No. 133	Investments*	options	Total

Equity contracts	$(5,647,924)	$(20,395,710)	$(25,564,087)
Foreign exchange contracts	(1,473,618)	479,547	(1,473,618)

Total	$(7,121,542)	$(19,916,163)	$(27,037,705)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Equity Dividend and Premium Opportunity Fund
August 31, 2009
Supplemental Option Information (Unaudited)

Supplemental Call Option Statistics as of August 31, 2009
% of Total Net Assets against which calls written	64%
Average Days to Expiration at time written	47 days
Average Call Moneyness* at time written	ATM
Premium received for calls	$25,080,534
Value of calls	$(30,941,130)

Supplemental Put Option Statistics as of August 31, 2009
% of Total Net Assets against which Currency puts purchased	37%
Average Days to Expiration at time purchased	91 days
% of Total Net Assets against which Index puts purchased	49%
Average Days to Expiration at time purchased	91 days
Average Currency Put Moneyness* at time purchased	OTM
Average Index Put Moneyness* at time purchased	8%-10% OTM
Premium Paid for puts	$12,424,405
Value of puts	$4,046,482

*	“Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”), where the underlying asset value equals the strike price.

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (Unaudited)

A special meeting of shareholders of ING Global Equity Dividend and Premium Opportunity Fund was held June 25, 2009, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

To elect three members of the Board of Trustees to represent the interests of the holders of Common Shares of the Fund, with all three individuals to serve as Class I Trustees, for a term of three-years, and until the election and qualification of their successors.

Results:

			Shares
			Voted
		Shares	Against		Total
		Voted	or	Shares	Shares
	Proposal	for	Withheld	Abstained	Voted

Class I Trustees	Colleen D. Baldwin	84,485,303.943	2,437,737.381	0	86,923,041.324
	Robert W. Crispin	84,470,877.982	2,452,163.342	0	86,923,041.324
	Peter S. Drotch	84,491,193.224	2,431,848.100	0	86,923,041.324

*	Proposal Passed

ADDITIONAL INFORMATION (Unaudited)

During the period, there were no material changes in the Fund’s investment objective or policies that were not approved by the shareholders or the Fund’s charter or by-laws or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting BNY (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.

If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.

It is contemplated that the Fund will pay monthly Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.

If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases and

ADDITIONAL INFORMATION (Unaudited) (continued)

will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All questions concerning the Plan should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.

Key Financial Dates — Calendar 2009 Dividends:

Declaration Date	Ex-Dividend Date	Payable Date

January 15, 2009	February 2, 2009	February 17, 2009
February 17, 2009	March 2, 2009	March 16, 2009
March 16, 2009	April 1, 2009	April 15, 2009
April 15, 2009	May 1, 2009	May 15, 2009
May 15, 2009	June 1, 2009	June 15, 2009
June 15, 2009	July 1, 2009	July 15, 2009
July 15, 2009	August 3, 2009	August 17, 2009
August 17, 2009	September 1, 2009	September 15, 2009
September 15, 2009	October 1, 2009	October 15, 2009
October 15, 2009	November 2, 2009	November 16, 2009
November 16, 2009	December 1, 2009	December 15, 2009
December 15, 2009	December 29, 2009	January 15, 2010

Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.

Stock Data

The Fund’s common shares are traded on the NYSE (Symbol: IGD).

Repurchase of Securities by Closed-End Companies

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

Number of Shareholders

The approximate number of record holders of Common Stock as of August 31, 2009 was 62,829, which does not include beneficial owners of shares held in the name of brokers of other nominees.

Certifications

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on May 26, 2009 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

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Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent
The Bank of New York Mellon
101 Barclay Street (11E)
New York, New York 10286
Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Toll-Free Shareholder Information
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

PRSAR-UIGD                  (0809-102309)

Item 2.  Code of Ethics.

Not required for semi-annual filing.

Item 3.  Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.  Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.  Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.  Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minium qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Global Equity Dividend and Premium Opportunity Fund

By	/s/ Shaun P. Mathews

Shaun P. Mathews President and Chief Executive Officer

Date:	November 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews

Shaun P. Mathews President and Chief Executive Officer

Date:	November 5, 2009

By	/s/ Todd Modic

Todd Modic Senior Vice President and Chief Financial Officer

Date:	November 5, 2009